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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  33-60032                62-1518973
     (State or other            (Commission             (IRS Employer
jurisdiction of incorporation)  File Number)          Identification Number)


                  1001 Tillman Street, Memphis, Tennessee 38112
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On September 9, 2005, Buckeye Technologies Inc. issued a press release announcing that David B. Ferraro, Chairman and Chief Executive Officer, will participate in the UBS Global Paper & Forest Products Conference in New York City on Wednesday, September 14, 2005, at approximately 12:30 p.m. (EDT). A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                             Description
-------    ---------------------------------------------------------------------

99.1       Press Release of Buckeye Technologies Inc. dated September 9, 2005.

                                                                Exhibit 99.1
News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                            Contacts:  Kris Matula, Executive Vice President
                                       and Chief Financial Officer
                                       901-320-8588
                                       Chad Foreman
                                       Investor Relations Manager
                                       901-320-8828
                                       Website:  www.bkitech.com


BUCKEYE CEO TO PARTICIPATE IN UBS GLOBAL PAPER & FOREST PRODUCTS CONFERENCE



MEMPHIS, TN September 9, 2005 - Buckeye Technologies Inc. (NYSE:BKI) today announced that David B. Ferraro, Chairman and Chief Executive Officer, will participate in the UBS Global Paper & Forest Products Conference in New York City on Wednesday, September 14, 2005, at approximately 12:30 p.m. (EDT).
A live audio webcast of Mr. Ferraro's remarks and a copy of presentation materials will be accessible at www.ibb.ubs.com and www.bkitech.com, respectively. A replay of the audio webcast will be available 3 hours after the presentation and will be available until October 15, 2005. To access the audio webcast, use the Conference link and then follow the link for Webcast under the Global Paper & Forest Products Conference heading.

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                          BUCKEYE TECHNOLOGIES INC.


                          /s/ Kristopher J. Matula
                          --------------------------------------
                          Kristopher J. Matula
                          Executive Vice President and Chief Financial Officer September 9, 2005